UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: November 4, 2009

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American Airlines, Inc. is filing herewith a press release issued on November 4, 2009 as Exhibit 99.1, which is included herein.  This press release was issued to report October traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  November 4, 2009

EXHIBIT INDEX

Exhibit   Description

99.1           Press Release

CONTACT:        Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Wednesday, Nov. 4, 2009

AMERICAN AIRLINES REPORTS OCTOBER TRAFFIC

FORT WORTH, Texas – American Airlines reported an October load factor of 83.1 percent, an increase of 4.0 points versus the same period last year. Traffic decreased 2.6 percent and capacity decreased 7.3 percent year over year.
Domestic traffic decreased 3.2 percent year over year on 7.3 percent less capacity. International traffic decreased by 1.6 percent relative to last year on a capacity decrease of 7.2 percent.
American boarded 7.1 million passengers in October.

Detailed traffic and capacity data are on the following pages.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	October
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,239,726	10,511,119	-2.6%
D.O.T. DOMESTIC	6,440,605	6,651,040	-3.2
INTERNATIONAL	3,799,121	3,860,079	-1.6
ATLANTIC	1,660,283	1,685,834	-1.5
LATIN AMERICA	1,693,029	1,704,014	-0.6
PACIFIC	445,809	470,231	-5.2
AVAILABLE SEAT MILES (000)
SYSTEM	12,328,443	13,297,942	-7.3%
D.O.T. DOMESTIC	7,687,569	8,297,312	-7.3
INTERNATIONAL	4,640,874	5,000,631	-7.2
ATLANTIC	1,981,369	2,183,515	-9.3
LATIN AMERICA	2,104,618	2,233,794	-5.8
PACIFIC	554,887	583,322	-4.9
LOAD FACTOR
SYSTEM	83.1%	79.0%	4.0	Pts
D.O.T. DOMESTIC	83.8	80.2	3.6
INTERNATIONAL	81.9	77.2	4.7
ATLANTIC	83.8	77.2	6.6
LATIN AMERICA	80.4	76.3	4.2
PACIFIC	80.3	80.6	-0.3
PASSENGERS BOARDED	7,122,518	7,437,440	-4.2%

SYSTEM CARGO TON MILES (000)	158,135	167,317	-5.5%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	YTD October
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	102,729,706	111,874,539	-8.2%
D.O.T. DOMESTIC	64,470,947	70,986,068	-9.2
INTERNATIONAL	38,258,759	40,888,470	-6.4
ATLANTIC	15,835,670	16,474,893	-3.9
LATIN AMERICA	17,967,302	19,787,643	-9.2
PACIFIC	4,455,787	4,625,935	-3.7
AVAILABLE SEAT MILES (000)
SYSTEM	127,187,015	138,010,853	-7.8%
D.O.T. DOMESTIC	77,720,433	86,317,006	-10.0
INTERNATIONAL	49,466,582	51,693,848	-4.3
ATLANTIC	20,240,108	20,893,854	-3.1
LATIN AMERICA	23,589,764	25,191,715	-6.4
PACIFIC	5,636,709	5,608,278	0.5
LOAD FACTOR
SYSTEM	80.8%	81.1%	-0.3	Pts
D.O.T. DOMESTIC	83.0	82.2	0.7
INTERNATIONAL	77.3	79.1	-1.8
ATLANTIC	78.2	78.9	-0.6
LATIN AMERICA	76.2	78.5	-2.4
PACIFIC	79.0	82.5	-3.4
PASSENGERS BOARDED	71,951,786	78,775,063	-8.7%

SYSTEM CARGO TON MILES (000)	1,343,442	1,714,558	-21.6%

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